UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2017 (September 27, 2017)

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Moody National REIT II, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2017 to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01.

Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

The audited consolidated financial statements of Moody National REIT I, Inc. (“Moody I”) as of December 31, 2016 and December 31, 2015 and for the years then ended are included in Item 8 and Item 15(a) of Moody I’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 23, 2017, which is incorporated herein by reference. The unaudited consolidated financial statements of Moody I as of June 30, 2017 and for the three and six month periods ended June 30, 2017 and June 30, 2016 are included in Part I, Item 1 of Moody I’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 14, 2017, which is incorporated herein by reference.

(b)  Pro forma financial information.

The unaudited pro forma consolidated financial statements of the Company as of and for the six month period ended June 30, 2017 and for the year ended December 31, 2016, giving effect to the merger of Moody I with and into a wholly owned subsidiary of the Company, are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(b) by reference.

(d)  Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma consolidated financial statements of the Company as of and for the six month period ended June 30, 2017 and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2017	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	Chief Executive Officer and President